Graubard Miller The Chrysler Building 405 Lexington Avenue New York, N.Y. 10174-1901 (212) 818-8800
facsimile		direct dial number
(212) 818-8881		(212) 818-8614
email address
ahudders@graubard.com

September 27, 2005

VIA EDGAR AND FEDERAL EXPRESS

Mr. John Reynolds
Assistant Director
Securities and Exchange Commission
Mail Stop 3561
100 F Street, N.E.
Washington, DC 20549

Re:	Origin Agritech Limited Registration Statement on Form S-4 Amendment No. 5 filed on September 27, 2005 File No. 333-124709

 Dear Mr. Reynolds:

On behalf of Origin Agritech Limited (“Agritech”), a wholly owned subsidiary of Chardan China Acquisition Corp. (“Chardan”), we respond as follows to the Staff’s oral comments received on September 26, 2005 relating to the above-captioned registration statement.

Defined terms used in this letter have the meanings assigned to them in the registration statement.

Selected Historical Financial information

The Origin Parties Historical Financial Information, page 24

1.
We noted you retroactively restated your weighted average shares outstanding in response to our prior comment 26. Please revise your income (loss) per share, book value per share and dividends paid per share data in this table for the years 2000 and 2001.

Response

Chardan has amended the table on pages 26 (Origin Parties Historical Financial Information) to add the Income (loss) per share and book value amount for the years 2000 and 2001. There were no dividends paid in either year. In the table for total assets, total current liabilities, long term liabilities and stockholders’ equity, there was no long term liability for either year 2000 or 2001.

Mr. John Reynolds
September 27, 2005

Certain Relationships and Related Transactions

2.	Please set forth the company policy relating to loans to officers of Agritech on a forward going basis.

On page 141, under the table of loans outstanding to the officers of Origin, Chardan has stated the policy that it will not make, continue or extend loans to its officers or directors in accordance with the Sarbanes-Oxley Act of 2002. In addition, it has set forth its governance oversight of the audit committee in both this section and on page 134 in connection with its discussion of the audit committee.

Other comment

3.	In the places discussing the revenue from seed sales, please revise the disclosure to relate the amount of income from seed sales to that of revenue of Origin as stated in the financial statements.

Chardan has revised the amounts of revenue from seed sales in the risk factor, management’s discussion and business discussion to reflect the amounts of seed sales. This amount is calculated by taking total revenues, and deducting other income items that are not seed sales items, and then determining the percentage. The latter was 100% in years 2002 and 2003 and 98.97% in 2004.

If you have any further questions please do not hesitate to contact the undersigned.

Sincerely,
/s/ Andrew D. Hudders
Andrew D. Hudders

ADH:kab
Enclosure